UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2021

AQUA METALS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37515	47-1169572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2500 Peru Dr. McCarran, Nevada 89437
(Address of principal executive offices)

(775) 525-1936
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b)of the Act:

Title of each class Common stock: Par value $.001	Trading Symbol(s) AQMS	Name of each exchange on which registered Nasdaq Capital Market

Item 5.07.         Submission of Matters To a Vote of Security Holders

We held an annual meeting of stockholders on May 11, 2021, for purposes of:

•	Electing five directors, each to serve until our 2022 Annual Meeting of Stockholders; and
•	Ratifying the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and
•	To approve, on an advisory basis, the compensation of the Company’s named executive officers; and
•	To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.

All of the persons nominated to serve on our board of directors, namely S. Shariq Yosufzai, Vincent DiVito, Stephen Cotton, Molly Zhang, and Edward Smith, were elected to our board of directors, with shares voted as follows:

	Shares voted for	Shares withheld
S. Shariq Yosufzai	15,118,884	380,029
Vincent DiVito	15,199,228	299,685
Stephen Cotton	15,090,451	408,462
Molly Zhang	15,154,691	344,222
Edward Smith	15,210,345	288,568

There were 23,147,052 broker non-votes in the election of directors.

Our shareholders ratified the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, with shares voted as follows:

Shares voted for	38,283,529
Shares against	212,776
Shares abstaining	149,660

Our shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, with shares voted as follows:

Shares voted for	14,361,311
Shares against	978,265
Shares abstaining	159,337

There were 23,147,052 broker non-votes in the approval of executive compensation.

Our shareholders indicated on an advisory basis, their preference that the frequency of stockholder advisory votes on the compensation of the Company’s named executive officers be every one year, with shares voted as follows:

1 Year	14,983,676
2 Years	230,869
3 Years	204,113
Shares abstaining	80,255

There were 23,147,052 broker non-votes in the indication, on an advisory basis, of stockholder preference on the frequency of stockholder advisory votes on executive compensation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA METALS, INC.

Dated: May 14, 2021	/s/ Judd Merrill
Judd Merrill
Chief Financial Officer